File No. 333-129005
                                             Filed Pursuant to Rule 497(e) under
                                                      the Securities Act of 1933

                                                                November 3, 2009


                           Pioneer Global Equity Fund
                  Supplement to the December 31, 2008 Class A,
                      Class B and Class C Shares Prospectus
                         and Class Y Shares Prospectus,
                             as may be amended, for


Management

The following replaces the first paragraph in the section entitled "Portfolio management":

Portfolio management

Day-to-day management of the fund's portfolio is the responsibility of Piergaetano Iaccarino. Mr. Iaccarino is supported by a team of portfolio managers and analysts. Members of this team, which is based in placeCityDublin, manage other Pioneer funds investing primarily in global equity securities. The portfolio manager and the team also may draw upon the research and investment management expertise of the global research teams, which provide fundamental and quantitative research on companies and buy and sell recommendations on equity securities, and include members from Pioneer's affiliate, Pioneer Investment Management Limited (PIML). Mr. Iaccarino, portfolio manager, joined PIML in 1998.

                                                                   23564-11-1109
                                        (C) 2009 Pioneer Funds Distributor, Inc.
                                             Underwriter of Pioneer mutual funds
                                                                     Member SIPC